Exhibit 10.12

Confidential

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

EXECUTION COPY

SIDE AGREEMENT AND AMENDMENT NUMBER ONE

to the

DEVELOPMENT AND OPTION AGREEMENT

THIS SIDE AGREEMENT AND AMENDMENT (“Amendment Agreement”) to the DEVELOPMENT AND OPTION AGREEMENT is entered into effective as of December 1, 2016 (the “Amendment One Date”), by and between ACUITAS THERAPEUTICS INC., with offices at 2714 West 31st Avenue, Vancouver, British Columbia, V6L 2Al, Canada (“Acuitas”), and CUREVAC AG, a company incorporated in Germany whose registered office is at Paul-Ehrlich-Straf3e 15, 72076 Tübingen, Germany (“CureVac”).

RECITALS

WHEREAS, Acuitas and CureVac entered into that certain Development and Option Agreement effective April 29th 2016 (the “D&O Agreement”) relating to the evaluation of and options to licence Acuitas LNP Technology for the research, development, manufacture and/or commercialisation of products incorporating Acuitas LNP Technology and CureVac Technology;

WHEREAS, both Acuitas and CureVac desire to include in the Work Plan the evaluation of Acuitas LNP Technology together with CureVac Technology relating to Gene Editing; and

WHEREAS, to enable the prompt commencement of such evaluation both Acuitas and CureVac desire to agree to certain side terms and conditions to, and to make certain amendments to the provisions of, the D&O Agreement so that a limited such evaluation may be commenced.

NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.	Definitions.

1.1.	“DNA Sequence” means, for the purpose of this Amendment Agreement only, any sequence of DNA [*****] as such DNA Sequence(s) and Gene Target(s) are specified in Exhibit 3.1 or are subsequently reserved in accordance with Paragraph 2.3 hereof.

1.2.	“Gene Target” means, for the purpose of this Amendment Agreement only [*****] and/or pre-defined variants thereof, as such coding or non-coding sequence(s) and/or variant(s) are specified in Exhibit 3.1 or are subsequently reserved in accordance with Paragraph 2.3 hereof.

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1.3.	“DNA Editing Protein” means, for the purpose of this Amendment Agreement only, a Target encoded by an mRNA that upon delivery to a cell or micro-organism is intended to Gene Edit a human, animal, microorganism or virus coding or non-coding sequence within the genome of the human or animal cell, or microorganism or virus.

1.4.	“Gene Edit” means, for the purpose of this Amendment Agreement only, to correct, modify, insert, delete, activate, inactivate or repair a coding or non-coding sequence within the genome of a human or animal cell, or microorganism or virus; and “Gene Editing” has the corresponding meaning.

1.5.	“Guide RNA” means, for the purpose of this Amendment Agreement only, [*****]

1.6.	The definition of “Approved Partner” in Section 1.11 of the D&O Agreement shall be replaced in its entirety by the following:

“1.11      “Approved Partner” means with respect to any Third Party to whom CureVac wishes to disclose Acuitas Confidential Information or transfer Acuitas LNP Technology or Materials provided by Acuitas to CureVac: (i) any Third Party licensee of CureVac Technology; (ii) any Third Party providing services set forth in the Work Plan to CureVac; or (iii) [*****].

1.7.	All capitalised terms used in this Amendment Agreement and not otherwise defined in this Amendment Agreement have the meanings assigned them in the D&O Agreement.

2.	Target Reservation.

2.1.	On the Amendment One Date, the DNA Editing Protein [*****] on the Reserved Target List as a non-exclusive Target.

2.2.	Until the conclusion of the Gene Editing Work Plan, CureVac hereby covenants to not submit any Target Notice for any other DNA Editing Protein.

2.3.	In addition to the DNA Editing Protein Target, for the purpose of this Amendment Agreement only CureVac may non-exclusively reserve up to [*****] Gene Targets, and optionally up to [*****] DNA Sequences for each Gene Target, in each case at [*****]. The DNA Editing Protein Target counts as a single Reserved Target, however, [*****] available to CureVac under Article 4 of the D&O Agreement. CureVac will however be required to submit to the Escrow Agent for clearance and reservation all Gene Targets and DNA Sequences in accordance with Gene Target/DNA Sequence preclearance and reservation requirements analogous to those set forth for Targets in Sections 4.2 of the D&O Agreement.

3.	Program extension and Work-Plan for Gene Editing.

3.1.	The Parties hereby append Exhibit 3.1 (the “Gene Editing Work Plan”) as attached to this Amendment Agreement to the Work-Plan.

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3.2.	On the Amendment One Date, the Gene Editing Work Plan relates: (i) only to the use of [*****] as a DNA Editing Protein; and (ii) only to the Gene Targets and (iii) only to the DNA Sequences, such Gene Targets and DNA Sequences having been pre-cleared by the Escrow Agent by a mechanism analogous to that set forth in Section 4.2 of the D&O Agreement.

3.3.	Acuitas hereby acknowledges that certain parts of the Gene Editing Work Plan include the evaluation of: (i) LNPs containing [*****] mRNA Constructs intended to express the DNA Editing Protein [*****] without containing [*****] Guide RNA(s), and/or without containing [*****] DNA Sequences; and (ii) separate LNPs containing [*****] Guide RNA(s), and/or containing [*****] DNA Sequences, in each case without containing said mRNA Construct(s), although the LNPs of (ii) are intended to be evaluated only in connection with those of (i).

3.4.	Until the conclusion of the Gene Editing Work Plan, CureVac hereby covenants to neither: (i) submit any additional DNA Editing Proteins for pre-clearance by the Escrow Agent; nor (ii) change the scope of the Gene Editing Work Plan beyond that stated in (i) to (iii) of Paragraph 3.2 hereof, without obtaining the prior consent of Acuitas, such consent not to be unreasonably withheld or conditioned.

3.5.	For the period during which [*****] is on the Reserved Target List, Acuitas hereby covenants not to provide any Third Party with any exclusive right, or option to obtain any exclusive right, under the Acuitas LNP Technology that would prevent CureVac from taking non-exclusive rights to any Gene Target or DNA Sequence which has been reserved in accordance with Section 2.3.

3.6.	The second to last sentence of Section 3.4 of the D&O Agreement shall be replaced in its entity by the following:

“CureVac shall use commercially reasonable efforts to obtain the foregoing assignment for Approved Partners, and if CureVac is unable to obtain such assignment, CureVac shall obtain: (x) [*****]; or (y) [*****], or seek to protect any such Know-How by any other form of intellectual property, without prior written permission from CureVac. CureVac shall not give such permission without the prior consent of Acuitas, such consent not to be unreasonably withheld or conditioned.”

4.	Licensed Product Option for Gene Editing. Acuitas and CureVac shall discuss and negotiate in good faith, for the duration of the Gene Editing Work Plan, on the terms and conditions under which the D&O Agreement (and associated License Agreements) will be amended to encompass Licensed Products useful for Gene Editing for the purposes of Article 5 CureVac License Options; it being hereby agreed between the Parties that, with reference to the D&O Agreement (and associated License Agreements) on the Amendment One Date, the financial terms (including reservation costs, option exercise fees, milestones and royalties applied to any such Licensed Products useful for Gene Editing will be consistent with the corresponding financial terms already provided for in the D&O Agreement (and associated License Agreements) provided, that: (i) [*****] (ii) [*****] will be applied for Guide RNAs (with the applicability of such reservation costs for multiple Gene Targets to be discussed during such negotiations); and (iii) each DNA Editing Protein as a Target will count as a single Reserved Target, [*****] Reserved Targets available to CureVac under Article 4 of the D&O Agreement. For clarity, the terms “DNA Sequence” and “Gene Target” (and correspondingly, “Guide RNA”), as used in this Paragraph 4, will not be limited to those sequences specified in Exhibit 3. I hereof, but will be redefined by such amendment based on the definitions herein.

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5.	Amendment of Section 3.5(c) of the D&O Agreement.

5.1.	Section 3.5(c) of the D&O Agreement is hereby amended to add the following at the end of such section:

“Acuitas shall not be required to maintain the licenses to In-Licensed Technology with respect to which CureVac shall not have exercised the option set forth in this subsection (c). Accordingly, Acuitas is free to enter into new licenses and modify or terminate existing licenses to any In-Licensed Technology until such time as it is licensed to CureVac; provided, that Acuitas has given CureVac at least [*****] days’ prior written notice of any modification or termination of any existing license to any In-Licensed Technology, such notice to specify the In-Licensed Technology to be modified or terminated. The parties acknowledge that any exercise of a sublicense to any In-Licensed Technology must be in accordance with the terms of Acuitas’ main Third Party license agreement.”

5.2.	Acuitas represents and warrants that, on the Amendment One Date, it has no intent to immediately modify or terminate any existing license to any In-Licensed Technology to which CureVac has the option under Section 3.5(c) of the D&O Agreement.

6.	Miscellaneous.

6.1.	Except as expressly stated in this Amendment Agreement, the D&O Agreement remains unchanged and in full force and effect.

6.2.	The provisions of ARTICLE IO of the D&O Agreement shall be applied by analogy to this Amendment Agreement.

IN WITNESS WHEREOF, the Parties have caused Amendment Agreement to be executed by their respective duly authorised officers as of the Amendment One Date.

CureVac AG

By:	/s/ Dr. Florian von der Mülbe	/s/ Pierre Kemula
Name:	Dr. Florian von der Mülbe	Pierre Kemula
Title:	Chief Operating Officer	Chief Financial Officer

CureVac AG

By:	/s/ Thomas Madden
Name:	Thomas Madden
Title:	President and CEP

Confidential

EXHIBIT 3.1: Gene Editing Work Plan

[*****]